Exhibit 99.4

Case 13-13972-jkf	Doc 187	Filed 11/22/13	Entered 11/22/13 16:02:51	Desc Main
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IN THE UNITED STATES BANKRUPTCY COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA

In re:	: Chapter 11

SKINNY NUTRITIONAL CORP.,	:

Debtor.	: Case No. 13-13972 (JKF)

AMENDED ORDER

This 22nd day of November, 2013, it is hereby ordered that the Order

(A)  Approving Bid Procedures Relating to Sale of Debtor’s Assets;

(B)  Scheduling Hearing to Consider Sale and Approving Form and Matter of Notice; (C) Approving Expense Reimbursement Provision and Break-Up Fee; and (D) Granting Related Relief appearing on the case docket at entry #186 is amended. The hearing is rescheduled from January 13, 2014 to Tuesday, January 14, 2014 at 1:00 p.m..

The remainder of the Order located on the case docket at entry #186) shall remain in full force and effect.

/s/ JEAN K. FITZSIMON
JEAN K. FITZSIMON
United States Bankruptcy Judge